UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2009
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
in Company)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures.
Ronald E. Hermance Jr., Chairman, President and Chief Executive Officer of Hudson City Bancorp, Inc. (the “Company”), will make a presentation regarding the Company at the Bank of America Merrill Lynch 2009 Banking & Financial Services Conference on Tuesday, November 10, 2009 at 11:20 AM Eastern Time. The slides that will be used during this presentation are attached as Exhibit 99.1.
A simultaneous audio web cast of the Company’s presentation will be available through the following web cast link:
http://www.veracast.com/webcasts/bas/banking09/id94105314.cfm
This link to the audio web cast will be available until November 27, 2009. The link to the audio web cast and the slide presentation will also be available through Hudson City Bancorp, Inc.’s website, www.hcbk.com.
Item 9.01 Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Slide presentation to be used at the Bank of America Merrill Lynch 2009 Banking & Financial Services Conference on Tuesday, November 10, 2009.
The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.
By:	/s/ James C. Kranz
James C. Kranz
Executive Vice President and Chief Financial Officer

Dated: November 10, 2009

Exhibit Index

Exhibit No.	Description

99.1	Slide presentation to be used at the Bank of America Merrill Lynch 2009 Banking & Financial Services Conference on Tuesday, November 10, 2009.

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